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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             DECEMBER 10, 1996


                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)

          DELAWARE                       0-5751                  95-2594724
-----------------------------         ------------          --------------------
(State or other jurisdiction           Commission              (IRS Employer
     of incorporation)                File Number)          (Identification No.)




    1111 BAYSIDE DRIVE, SUITE 100, CORONA DEL MAR, CALIFORNIA         92625
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          (Address of principal executive offices)                  (zip code)



                                 (714) 222-2273
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              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS


     On December 10, 1996, Comprehensive Care Corporation (the "Company") held an Annual Meeting of Stockholders. Of the 2,948,682 shares of issued and outstanding Common Stock entitled to vote as of the record date of October 17, 1996, 2,402,538 shares were represented in person or by proxy (81% of the total shares entitled to vote). At the Meeting, the following business was transacted:

     A.  Election of One Class II Director.

         Management's nominee, Chriss W. Street, was elected as a Class II Director to serve until the 1999 Annual Meeting of Stockholders and until his successor is duly elected and qualified. With respect to the election of Mr. Street as a Director, 2,393,747 shares were voted for the election and 8,791 shares withheld from voting.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COMPREHENSIVE CARE CORPORATION
                                            (Registrant)


                                   By:         /s/ KERRI RUPPERT
                                       ------------------------------------
                                       Kerri Ruppert, Senior Vice President
                                       and Chief Financial Officer
                                       (Principal Financial and Accounting
                                       Officer)

Dated: December 11, 1996


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